Q1 2017 Earnings Presentation May 4, 2017 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3

HII's Q1 2017 Highlights

- Revenues were $1.72 billion in the quarter
- Diluted EPS was $2.56 in the quarter
- Total backlog at the end of the quarter was ~$20 billion; new contract awards in the quarter totaled $600 million
- Hosted President Trump, the Secretary of Defense, and the Chief of Naval Operations on-board the aircraft carrier *Gerald R. Ford* (CVN 78)
- <u>Ingalls Shipbuilding</u>
  - Authenticated keels for *Frank E. Petersen Jr.* (DDG 121) and *Midgett* (NSC 8)
  - Christened *Kimball* (NSC 7)
  - Launched *Tripoli* (LHA 7)
- <u>Newport News Shipbuilding</u>
  - Completed successful builder's sea trials on CVN 78 and *Virginia* class submarine *Washington* (SSN 787)
  - Preparing for sea trials on USS *Abraham Lincoln* (CVN 72)

4 HII’s Q1 2017 Consolidated Results $1,763 $1,724 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 Q1 2016 Q1 2017 ($ in m illi on s) Revenues $198 $164 $— $50 $100 $150 200 $250 Q1 2016 Q1 2017 ($ in m illi on s) Operating Income 11.2% 9.5% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q1 2016 Q1 2017 Operating Margin  HII’s revenues down 2% YOY due to lower volumes in the shipbuilding segments, partially offset by the acquisition of Camber Corp.  HII’s operating income and margin down YOY due to lower risk retirements in the shipbuilding segments and the establishment of a $29 million reserve in the Technical Solutions segment related to the Westinghouse Electric Company bankruptcy filing on March 29th.

5 $24 $28 $48 $72 $— $20 $40 $60 $80 $100 $120 Q1 2016 Q1 2017 ($ in m illi on s) Shareholder Distributions Dividends Share Repurchases (at cost) HII’s Q1 2017 Capital Deployment *Non-GAAP measure. See appendix for definition and reconciliation. **Includes $6 million and $4 million for share repurchases not settled as of March 31, 2016 and March 31, 2017, respectively.  Capital expenditures were $58 million or 3.4% of revenues in the quarter  Made cash contributions of $55 million to pension and postretirement benefits plans in the quarter o $45 million were discretionary contributions to our qualified pension plans  Distributed $100** million to shareholders in the quarter o Repurchased 358 thousand shares at a cost of $72** million o Paid dividends of $28 million Total $72 Total $100 ** ** $54 $98 $37 $58 $17 $40 $— $20 $40 $60 $80 $100 $120 Q1 2016 Q1 2017 ($ in mi llio ns ) Cash Flow Generation Cash from Operations CAPEX Free Cash Flow* ** **

6 Ingalls Shipbuilding Q1 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation. $586 $550 $— $100 $200 $300 $400 $500 $600 $700 Q1 2016 Q1 2017 ($ in m illi on s) Revenues $82 $66 $— $20 $40 $60 $80 $100 Q1 2016 Q1 2017 ($ in m illi on s) Segment Operating Income* 14.0% 12.0% —% 4.0% 8.0% 12.0% 16.0 % Q1 2016 Q1 2017 Segme t Operating Margin*  Ingalls revenues down 6% YOY due to lower volumes on the DDG and LPD programs, partially offset by higher volume on the NSC program.  Ingalls segment operating income and margin down YOY due to lower risk retirement on the LPD program, partially offset by higher risk retirement on the NSC program.

7 Newport News Shipbuilding Q1 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation. $993 $971 $500 $600 $700 $800 $900 $1,000 $1,100 Q1 2016 Q1 2017 ($ in m illi on s) Revenues $81 $72 $— $20 $40 $60 $80 $100 Q1 2016 Q1 2017 ($ in m illi on s) Segment Operating Income* 8.2% 7.4% —% 2.0% 4.0% 6.0% 8.0% 10.0 % Q1 2016 Q1 2017 Segme t Operating Margin*  Newport News revenues down 2% YOY due to lower volume on the VCS program, partially offset by higher volume on the aircraft carrier program.  Newport News segment operating income and margin down YOY due to lower volume and risk retirement on the VCS program.

8 Technical Solutions Q1 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation. $208 $225 $— $50 $100 $150 $200 $250 $300 Q1 2016 Q1 2017 ($ in m illi on s) Revenues $3 $(18) $(30) $(20) $(10) $— $1 Q1 2016 Q1 2017 ($ in m illi on s) Segment Operating Income (Loss)* 1.4% (8.0)% (12.0)% (8.0)% (4.0)% —% 4.0 % Q1 2016 Q1 2017 Segme t Op rating Margin*  Technical Solutions revenues up 8% YOY due to the acquisition of Camber Corp., which contributed revenues of ~$80 million in the quarter.  Technical Solutions segment operating loss and margin were primarily due to a $29 million reserve booked in the quarter as a result of Westinghouse bankruptcy filing. o Technical Solutions’ nuclear and environmental services business fabricates safety-related lower shield and air inlet and tension ring structural steel modules for Westinghouse AP-1000 reactor dry shield buildings.

9 Appendix

10 Non-GAAP Measures Definitions We make reference to “segment operating income (loss),” “segment operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and “free cash flow.” We internally manage our operations by reference to “segment operating income (loss)” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Adjusted net earnings (loss) is defined as net earnings adjusted for the after-tax impact of the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. FAS/CAS Adjustment is defined as the difference between our pension and postretirement plan expense under GAAP Financial Accounting Standards and the same expense under U.S. Cost Accounting Standards (CAS). Our pension and postretirement plan expense is charged to our contracts under CAS and therefore included in segment operating income. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Non-GAAP Reconciliations – Segment Operating Income (Loss) & Segment Operating Margin ($ in millions) 2017 2016 Ingalls revenues 550$ 586$ Newport News revenues 971 993 Technical Solutions revenues 225 208 Intersegment eliminations (22) (24) Sales and Service Revenues 1,724 1,763 Segment Operating Income (Loss) Ingalls 66 82 As a percentage of Ingalls revenues 12.0% 14.0 % Newport News 72 81 As a percentage of Newport News revenues 7.4% 8.2 % Technical Solutions (18) 3 As a percentage of Technical Solutions revenues (8.0)% 1.4 % Segment Operating Income (Loss) 120 166 As a percentage of sales and service revenues 7.0% 9.4 % Non-segment factors affecting operating income (loss): FAS/CAS Adjustment 49 35 Non-current state income taxes (5) (3) Operating Income (Loss) 164 198 Interest expense (18) (19) Other, net 1 (2) Federal and foreign income taxes (28) (41) Net Earnings (Loss) 119$ 136$ Three Months Ended March 31

13 Non-GAAP Reconciliations – Adjusted Net Earnings & Adjusted Diluted EPS 13 ($ in millions) 2017 2016 Net Earnings 119$ 136$ After-tax adjustment for FAS/CAS Adjustment (1) (32) (23) Adjusted Net Earnings 87 113 Diluted earnings per share 2.56$ 2.87$ After-tax FAS/CAS Adjustment per share (1) (0.69) (0.49) Adjusted Diluted EPS 1.87$ 2.38$ (1) FAS/CAS Adjustment (49)$ (35)$ Tax effect at 35% statutory rate* 17 12 After-tax effect (32)$ (23)$ Weighted-Average Diluted Shares Outstanding 46.4 47.4 Per share impact** (0.69)$ (0.49)$ Three Months Ended March 31 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding.

14 Non-GAAP Reconciliation – Free Cash Flow 14 ($ in millions) 2017 2016 Net cash provided by (used in) operating activities 98$ 54$ Less: Capital expenditures (58) (37) Free cash flow 40$ 17$ Three Months Ended March 31